UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October 22, 2002
                                                        ----------------


                          TEMECULA VALLEY BANCORP INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




           DELAWARE                                          46-0476193
------------------------------    --------------       -------------------------
 (State or other jurisdiction      (File number)        (I.R.S. Employer
    of incorporation)                                   Identification No.)



27710 Jefferson Avenue,
Suite A100, Temecula, CA                                             92590
---------------------------------------                         ---------------
(Address of principal executive office)                            (Zip Code)


Registrant's telephone number, including area code:             (909) 694-9940
                                                               -----------------


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (C) Exhibits

              99   Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 22, 2002                   TEMECULA VALLEY BANCORP INC.


                                         By: /S/ Stephen H. Wacknitz
                                         ---------------------------------------
                                         Stephen H. Wacknitz
                                         President and Chief Executive
                                         Officer



                                          By: /S/ DONALD A. PITCHER
                                          --------------------------------------
                                          DONALD A. PITCHER
                                          Senior Vice President
                                          Chief Financial Officer




                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.     DESCRIPTION                                PAGE NO.
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99              Press Release                                    3




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